FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 1999


Available Amount to Note Holders:                                                    8,890,891.87

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                --
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances                                                 --
            (b) Servicer Fees from current and prior Collection Period                 112,201.81
            (c) Servicing Charges inadvertently deposited in Collection Account                --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                 28,903.19
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees      416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                    266,235.26
            Class A-2 Note Interest                                                    246,395.18
            Class A-3 Note Interest                                                    238,484.95
            Class A-4 Note Interest                                                    331,522.69
(viii)    Class B-1 Note Interest                                                       32,942.45
(ix)      Class B-2 Note Interest                                                       21,340.78
(x)       Class B-3 Note Interest                                                       28,014.55
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                  7,173,895.10
            Class A-2 Principal Distribution Amount                                            --
            Class A-3 Principal Distribution Amount                                            --
            Class A-4 Principal Distribution Amount                                            --
(xii)     Note Insuer Reimbursement Amount                                                     --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue
          Principal                                                                    155,954.25
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue
          Principal                                                                     77,977.11
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue
          Principal                                                                     55,954.25
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                 --
(xviii)   Remaining Amount to Residual Holder                                           20,653.66


          Reviewed By:



          ----------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 1999



                       Initial          Beginning           Base          Additional         Total           Ending        Ending
                      Principal         Principal         Principal       Principal         Principal       Principal   Certificate
     Class             Balance           Balance        Distribution     Distribution     Distribution       Balance       Factor
----------------   --------------    --------------     ------------    --------------    ------------   -------------- -----------

 Class A-1          70,687,140.00     70,687,140.00     7,173,895.10                --    7,173,895.10    63,513,244.90   0.8985120
 Class A-2          53,856,869.00     53,856,869.00               --                --              --    53,856,869.00   1.0000000
 Class A-3          52,510,447.00     52,510,447.00               --                --              --    52,510,447.00   1.0000000
 Class A-4          70,687,140.00     70,687,140.00               --                --              --    70,687,140.00   1.0000000
                   --------------    --------------     ------------    --------------    ------------   --------------   ---------
   Total Class A   247,741,596.00    247,741,596.00     7,173,895.10                --    7,173,895.10   240,567,700.90   0.9710428
 Class B-1           5,385,687.00      5,385,687.00       155,954.25                --      155,954.25     5,229,732.75   0.9710428
 Class B-2           2,692,843.00      2,692,843.00        77,977.11                --       77,977.11     2,614,865.89   0.9710428
 Class B-3           5,385,687.00      5,385,687.00       155,954.25                --      155,954.25     5,229,732.75   0.9710428
                   --------------    --------------     ------------    --------------    ------------   --------------
   Total           261,205,813.00    261,205,813.00     7,563,780.70                --    7,563,780.70   253,642,032.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 1998                                       3,161,114.83
     Investment earnings on amounts in Collection Account                                          4,545.60
     Payments due Collection Account from last 3 business days of Collection Period            1,469,118.34
     Additional contribution for terminated trade-ups and rebooked leases                         40,615.45
     Servicer Advance on current Determination Date                                            4,215,497.65
                                                                                               ------------
       Available Funds on Payment Date                                                         8,890,891.87
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,890,891.87
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,890,891.87
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                  --
     Unreimbursed Servicer Advances paid                                                                 --
                                                                                               ------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,890,891.87
SERVICER FEES
     Servicer Fees due                                                                           112,201.81
     Servicer Fees paid                                                                          112,201.81
                                                                                               ------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,778,690.06
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,778,690.06
PREMIUM AMOUNT
     Premium Amount due                                                                           28,903.19
     Premium Amount paid                                                                          28,903.19
       Premium Amount remaining unpaid                                                                   --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,749,786.87
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    8,749,370.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --

  REMAINING AVAILABLE FUNDS                                                                      8,749,370.21
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       266,235.26
     Class A-2 Note Interest                                                                       246,395.18
     Class A-3 Note Interest                                                                       238,484.95
     Class A-4 Note Interest                                                                       331,522.69
                                                                                               --------------
       Total Class A Interest due                                                                1,082,638.07
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,666,732.14
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    32,942.45
     Class B-1 Note Interest paid                                                                   32,942.45
                                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,633,789.69
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    21,340.78
     Class B-2 Note Interest paid                                                                   21,340.78
                                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,612,448.91
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                    28,014.55
     Class B-3 Note Interest paid                                                                   28,014.55
                                                                                               --------------
       Class B-3 Note Interest remaining unpaid                                                            --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      7,584,434.36
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              7,173,895.10
     Class A Note Principal Balance as of preceding Payment Date                               247,741,596.00
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             7,173,895.10
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                              70,687,140.00
     Class A-1 Base Principal Distribution Amount paid                                           7,173,895.10
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                      63,513,244.90
                                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                             53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                     53,856,869.00

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                               -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                             52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                     52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                               -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                             70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                     70,687,140.00

  REMAINING AVAILABLE FUNDS                                                                       410,539.26

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                 --
     Note Insuer Reimbursement Amount paid                                                                --
                                                                                               -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                       410,539.26

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              5,385,687.00
     Class B-1 Base Principal Distribution due                                                    155,954.25
     Class B-1 Base Principal Distribution paid                                                   155,954.25
                                                                                               -------------
       Class B-1 Base Principal Distribution remaining unpaid                                             --
       Class B-1 Note Principal Balance after distribution on Payment Date                      5,229,732.75

  REMAINING AVAILABLE FUNDS                                                                       254,585.01

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              2,692,843.00
     Class B-2 Base Principal Distribution due                                                     77,977.11
     Class B-2 Base Principal Distribution paid                                                    77,977.11
                                                                                               -------------
       Class B-2 Base Principal Distribution remaining unpaid                                             --
       Class B-2 Note Principal Balance after distribution on Payment Date                      2,614,865.89
  REMAINING AVAILABLE FUNDS                                                                       176,607.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                             5,385,687.00
     Class B-3 Base Principal Distribution due                                                   155,954.25
     Class B-3 Base Principal Distribution paid                                                  155,954.25
                                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                                            --
       Class B-3 Note Principal Balance after distribution on Payment Date                     5,229,732.75
  REMAINING AVAILABLE FUNDS                                                                       20,653.66
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                       20,653.66
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                            --
     Other Amounts Due Servicer under Servicing Agreement paid                                           --
                                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                               --
  REMAINING AVAILABLE FUNDS                                                                       20,653.66
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 20,653.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    269,284,343.00
      ADCPB, end of Collection Period                                                          261,720,562.30
                                                                                               --------------
        Base Principal Amount                                                                    7,563,780.70

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                      --
      Servicing Advances collected during the current Collection Period                                    --
                                                                                               --------------
        Unreimbursed Servicing Advances as of current Determination Date                                   --

CALCULATION OF INTEREST DUE

                       Beginning                                 Current                                  Total
                       Principal             Interest            Interest             Overdue            Interest
       Class            Balance                Rate                 Due               Interest              Due
     ---------      --------------        --------------       -------------         -----------       -------------
     Class A-1       70,687,140.00               5.2150%          266,235.26                  --          266,235.26
     Class A-2       53,856,869.00               5.4900%          246,395.18                  --          246,395.18
     Class A-3       52,510,447.00               5.4500%          238,484.95                  --          238,484.95
     Class A-4       70,687,140.00               5.6280%          331,522.69                  --          331,522.69
     Class B-1        5,385,687.00               7.3400%           32,942.45                  --           32,942.45
     Class B-2        2,692,843.00               9.5100%           21,340.78                  --           21,340.78
     Class B-3        5,385,687.00               6.2420%           28,014.55                  --           28,014.55
                    --------------                             -------------         -----------       -------------
                    261,205,813.00               5.3518%        1,164,935.85                  --        1,164,935.85

CALCULATION OF PRINCIPAL DUE

                         Base              Base                               Total
                      Principal         Principal          Overdue          Principal
        Class        Amount Pct.         Amount           Principal            Due
     ---------     -------------      -------------     -------------     -------------
     Class A             94.845%       7,173,895.10                --      7,173,895.10
     Class B-1            2.062%         155,954.25                --        155,954.25
     Class B-2            1.031%          77,977.11                --         77,977.11
     Class B-3            2.062%         155,954.25                --        155,954.25
                                      -------------     -------------     -------------
                                       7,563,780.70                --      7,563,780.70

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 269,284,343.00
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                            112,201.81
      Prior Servicer Fee arrearage                                                                       --
                                                                                             --------------
      Servicer Fee due                                                                           112,201.81

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 1999



CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              247,741,596.00
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                            28,903.19
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
        Total Premium Amount due                                                                   28,903.19

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


RESTRICTING EVENT DETERMINATION:
                                                                                     Yes/No
                                                                                     ------
     A) Event of Servicer Termination (Yes/No)                                        No
     B) Note Insuer has Made a Payment (Yes/No)                                       No
     C) Gross Charge Off Event has Occurred (Yes/No)                                  No
     D) Delinquency Trigger Event has Occurred (Yes/No)                               No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                   No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
     or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
     A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, Class B-3
     Notes, as the case may be.                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                               Event                                     Yes/No
     -------                               -----                                     ------
     6.01(i)     Failure to make payment required                                     No
     6.01(ii)    Failure to submit Monthly Statement                                  No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                  No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.        No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                   No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                 No
     6.01(vii)   Assignment by Servicer to a delegate its rights under
                 Servicing Agreement                                                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                        No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 1999




Gross Charge Event Calculation:
                                                                                               Result
                                                                                              ---------
    Gross Charge Off Ratio Current Period                                                         0.01%
    Gross Charge Off Ratio Prior Period                                                           0.00%
    Gross Charge Off Ratio Second Prior Period                                                    0.00%
                                                                                              --------
      Average of Gross Charge Off Ratio for Three Periods                                         0.00%
    Maximum Allowed                                                                               2.50%

    Gross Charge Off Ratio:


                          ADCPB of                                                    Gross Charge Off Ratio
                        All Defaulted        Less                       End of Month        Charge Offs/
                          Contracts       Recoveries     Charge Offs        ADCPB              ADCPB
                        -------------     ----------     -----------   -------------- ----------------------
    Current Period          42,199.99      39,543.08       2,656.91    261,720,562.30          0.01%
    Prior Period                 0.00           0.00           0.00    269,284,343.00          0.00%
    Second Prior Period          0.00           0.00           0.00    269,284,343.00          0.00%


Delinquency Event Calculation:

                                                                                              Results
                                                                                             ---------
    Delinquency Trigger Ratio Current Period                                                   2.04%
    Delinquency Trigger Ratio Prior Period                                                     0.00%
    Delinquency Trigger Ratio Second Prior Period                                              0.00%
                                                                                               ----
    Average of Delinquency Trigger Ratios                                                      0.68%
    Maximum Allowed                                                                            7.50%

Delinquency Trigger Ratio:

                              A                   B
                             ---                 ---                A/B
                           ADCPB of            ADCPB of             ---
                       Contract > 30 Days    All Contracts   Delinquency Trigger
                           Past Due         As of Month-End        Ratio:
                       ------------------   ---------------  -------------------
    Current Period         5,326,823.35      261,720,562.30        2.04%
    Prior Period                     --      269,284,343.00        0.00%
    Second Prior Period              --      269,284,343.00        0.00%